Summary Prospectus
U.S. Strategic Equity Fund
 May 1, 2022
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at https://connect.rightprospectus.com/russellinvestments?site=RIF. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated  May 1, 2022, and the Fund's most recent shareholder report, dated December 31, 2021, are all incorporated by reference into this Summary Prospectus.
Ticker:	RIFAX
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy charges. Those charges, if included, would have increased overall fees and expenses. Please refer to your account or policy documents for a description of those fees and expenses. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fee	0.73%
Distribution (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.84%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. This example does not reflect any Insurance Company Separate Account or Policy charges. If it did, the costs shown would have been higher. Although your actual costs may be higher or lower, under these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$86	$268	$466	$1,037

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities economically tied to the U.S. The Fund invests principally in common stocks of large and medium capitalization U.S. companies. The Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and/or dynamic) and multi-manager approach. RIM may change a Fund's asset allocation at any time, including not allocating Fund assets to one or more money manager strategies. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund's non-discretionary money managers provide model portfolios and the Fund's cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
•	Derivatives . Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
•	Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
•	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
•	Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
•	Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
•	Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
•	Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
•	Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund is used as an investment for certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart. The performance results shown in this section do not reflect any Insurance Company Separate Account or Policy charges. Those charges, if included, would have reduced the performance results shown in this section.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the index returns that measure broad market performance.
Past performance is no indication of future results.
Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2021	1 Year	5 Years	10 Years
U.S. Strategic Equity Fund	20.40%	16.22%	15.08%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	26.45%	18.43%	16.54%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Management

Investment Adviser
The Fund’s investment adviser is RIM. The Fund’s money managers are:
• Brandywine Global Investment Management, LLC	• Jackson Square Partners, LLC
• HS Management Partners, LLC	• Jacobs Levy Equity Management, Inc.
Although all of the Fund’s money managers are listed above, RIM may not have allocated assets to the strategies employed by one or more of these money managers.
Portfolio Managers
Nick Haupt, Associate Portfolio Manager and Megan Roach, Senior Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Haupt has managed the Fund since April 2022 and Ms. Roach has managed the Fund since March 2019.
Additional Information

Purchase of Fund Shares
Each insurance company (“Insurance Company”) places orders for its accounts (“Separate Account”) which hold the interests of each variable insurance product (“Policy”) owner based on, among other things, the amount of premium payments to be invested pursuant to such Policies. Individuals may not place orders directly with Russell Investment Funds (“RIF”) or the Funds. See the prospectus of the Separate Account and Policies of the Insurance Company for more information on the purchase of Fund Shares and with respect to the availability for investment in specific Funds. The Funds do not issue share certificates. Any minimum or subsequent investment requirements are governed by the applicable Policy through which you invest.
For more information about how to purchase Shares, please see Additional Information About Purchase of Fund Shares in the Funds' Prospectus.
Redemption of Fund Shares
Shares may be redeemed at any time by Insurance Companies on behalf of their Separate Accounts or their general accounts. Individuals may not place redemption orders directly with RIF or the Funds. Redemption requests for Fund Shares are based on premiums and transaction requests represented to the Funds by each Insurance Company as having been received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on any business day of the Funds (defined as a day on which the NYSE is open for regular trading).
For more information about how to redeem Shares, please see Additional Information About Redemption of Fund Shares in the Funds' Prospectus.
Taxes
Provided that the Funds and Separate Accounts of Insurance Companies investing in the Funds satisfy applicable tax requirements, the Funds generally will not be subject to federal tax. Special tax rules apply to Insurance Companies, variable annuity contracts and variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and the holders thereof, see the discussion regarding “Federal Tax Considerations” included in the prospectus for the Policies.
For more information about Taxes, please see Additional Information About Taxes in the Funds' Prospectus.
Servicing Arrangements
Some Insurance Companies have entered into arrangements with Russell Investments Fund Services, LLC (“RIFUS”) and/or Russell Investments Financial Services, LLC. (“RIFIS” or the “Distributor”) pursuant to which they may receive compensation from RIFUS and/or the Distributor, from RIFUS’s and/or the Distributor’s own resources, for administrative and/or other services provided by those Insurance Companies. These payments may create a conflict of interest by influencing the Insurance Company and your salesperson to recommend the Funds or a Fund over another investment or by influencing an Insurance Company’s decision to include the Funds as an underlying investment option in its Policy. Ask your salesperson or visit your Insurance Company’s web site for more information.

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36-08-281 (0522)